Exhibit 10.8

Opes Acquisition Corp.

c/o Axis Capital Management

Park Plaza Torre I

Javier Barros Sierra 540, Of. 103

Col. Santa Fe

01210 México City, México

February __, 2018

Lion Point Capital, LP

250 West 55th Street, 33rd Floor

New York, NY 10019

Re:	Forward Purchase Contract

Ladies and Gentlemen:

We are pleased to accept the offer Lion Point Capital, LP, on behalf of Lion Point Master, LP (the “Subscriber” or “you”) has made to purchase an aggregate of 3,000,000 units (the “Units”) of Opes Acquisition Corp., a Delaware corporation (the “Company”), each Unit comprising of one share of common stock of the Company, par value $0.0001 per share (“Common Stock” or “Share”) and one warrant (“Warrant”), for an aggregate purchase price of $30,000,000. The Units and the securities underlying the Units, collectively, are hereinafter referred to as the “Securities”. Each Warrant is exercisable to purchase one Share at an exercise price of $11.50 per Share during the period commencing on the later of (i) twelve (12) months from the date of the closing of the Company’s initial public offering of units, each comprising of one share of Common Stock and one Warrant (the “IPO”), such IPO expected as of the date hereof to generate gross proceeds to the Company in the amount of $100,000,000 (exclusive of the over-allotment option to be granted to the underwriters) and (ii) thirty (30) days following the consummation of the Company’s initial business combination (the “Business Combination”) and expiring on the fifth anniversary of the consummation of the Business Combination. The Warrants will have substantially the same terms as the Warrants sold as part of the units in the IPO. The terms on which the Company is willing to sell the Securities to the Subscriber, and the Company and the Subscriber’s agreements regarding such Securities, are set forth in this agreement (this “Agreement”) and are as follows:

1. Purchase of the Securities. For the sum of $30,000,000 (the “Purchase Price”), the Company agrees to sell the Securities to the Subscriber, and the Subscriber hereby agrees to purchase the Securities from the Company in a private placement, subject to the terms and subject to the conditions set forth in this Agreement.

2. Transfer of Shares. On the Closing of the IPO, Axis Public Ventures S. de R.L. de C.V. (the “Founder” or “Sponsor”) shall transfer to the Subscriber an aggregate of 30% of the Shares it holds on such date (the “Founder Shares”), other than Shares included in the purchase of private units pursuant to the Subscription Agreement (defined below) and any Shares included in the purchase of units in the IPO, if any. Subscriber acknowledges and agrees that if the underwriters in the IPO do not exercise their over-allotment option in full, Subscriber shall forfeit back to the Company a number of shares, pro rata with the Founder, so that the Founder and Subscriber collectively own 20% of the Shares after giving effect to the IPO and excluding the purchase of Shares in the private units pursuant to a simultaneous private placement that the Subscriber and the Sponsor will be participating in pursuant to a subscription agreement (“Subscription Agreement”). The Founder Shares transferred to Subscriber are subject to the same lock-up and transfer restrictions as the Founder Shares held by Founder. Additionally, if Subscriber does not fund the Purchase Price for the Securities as provided for herein, Subscriber shall transfer back to the Founder a number of Founder Shares such that Subscriber will own 16% of the Founder Shares upon consummation of the Business Combination. Furthermore, the Subscriber and the Founder each acknowledges and agrees that if, in order to consummate any Business Combination, the holders of Founder Shares are required to contribute back to the capital of the Company a portion of any such securities to be cancelled by the Company or transfer a portion of any such securities to one or more third parties, the Subscriber will not be required to contribute back to the capital of the Company or transfer to such third party or parties a proportionate number of any of its Founder Shares pro rata with the Sponsor, without the express written consent of the Subscriber.

3. Representations, Warranties and Agreements.

3.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Securities to the Subscriber and the Founder to transfer the Founder Shares to Subscriber, the Subscriber hereby represents and warrants to the Company and Founder and agrees with the Company and Founder as follows:

3.1.1 No Government Recommendation or Approval. The Subscriber understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Securities or the Founder Shares.

3.1.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Subscriber, (ii) any agreement, indenture or instrument to which the Subscriber is a party, (iii) any law, statute, rule or regulation to which the Subscriber is subject, or (iv) any agreement, order, judgment or decree to which the Subscriber is subject.

3.1.3 Organization and Authority. The Subscriber is an exempted limited partnership organized under the laws of the Cayman Islands, validly existing and in good standing under the laws of the Cayman Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by you, this Agreement is a legal, valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.1.4 Experience, Financial Capability and Suitability. Subscriber is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities and Founder Shares and (ii) able to bear the economic risk of its investment in the Securities and the Founder Shares for an indefinite period of time because the Securities and Founder Shares have not been registered under the Securities Act of 1933, as amended (“Securities Act”) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Subscriber must bear the economic risk of this investment until the Securities and Founder Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. Subscriber is able to bear the economic risks of an investment in the Securities and Founder Shares and to afford a complete loss of Subscriber’s investment in the Securities and Founder Shares.

3.1.5 Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigation and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 3 and Subscriber has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

3.1.6 Regulation D Offering. Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under federal or state law.

3.1.7 Investment Purposes. The Subscriber is purchasing the Securities and acquiring the Founder Shares solely for investment purposes, for the account of Lion Point Master, LP and not with a view towards the further distribution or dissemination thereof. The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

3.1.8 Restrictions on Transfer; Shell Company. Subscriber understands the Securities and Founder Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Subscriber understands the Securities and Founder Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and Subscriber understands that any certificates representing the Securities and Founder Shares will contain a legend in respect of such restrictions. If in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Securities or Founder Shares, such securities may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. Subscriber agrees that if any transfer of its Securities or Founder Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Securities or Founder Shares. Subscriber further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Subscriber for the resale of the Securities or Founder Shares until one (1) year following consummation of the Business Combination, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

3.1.9 No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

3.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Securities, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

3.2.1 Organization and Corporate Power. The Company is a Delaware corporation and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Company of this Agreement, the Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.2.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or (iv) any agreement, order, judgment or decree to which the Company is subject.

3.2.3 Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Securities will be duly and validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof the Subscriber will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of the Subscriber. The Company will reserve sufficient Shares to permit full exercise of the Warrants.

3.2.4 No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

3.2.5 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Securities, the performance of all obligations of the Company required pursuant thereto, and the authorization, issuance (or reservation for issuance) of the Securities, has been taken. This Agreement constitutes and, when issued, the Units and Warrants will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

3.2.6 Capitalization. The authorized capital stock of the Company on the date hereof, consists of 30,000,000 shares of Common Stock, 2,875,000 shares of which are issued and outstanding (including up to 375,000 shares subject to forfeiture in the event that the underwriters’ over-allotment option is not exercised in full), and 1,000,000 shares of preferred stock, no shares of which are issued and outstanding. There are no outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company. Upon consummation of the IPO, the authorized capital stock of the Company will consist of 100,000,000 shares of Common Stock, 13,275,000 shares of which will be issued and outstanding (including up to 375,000 shares subject to forfeiture in the event that the underwriters’ over-allotment option is not exercised in full), and 10,000,000 shares of preferred stock, no shares of which will be issued and outstanding.

3.2.7 No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement, other than the filing of a Form D with the Securities and Exchange Commission and such state Blue Sky, FINRA and NASDAQ consents and approvals as may be required.

3.2.8 No General Solicitation.: No form of general solicitation or general advertising within the meaning of Regulation D of the U.S. Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company or any of its representatives in connection with the offer and sale of the Securities.

3.2.9 No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Company or any of its affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

3.3 Founder’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Securities, the Founder hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

3.3.1 Organization and Corporate Power. The Founder is a Mexican corporation and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Founder. The Founder possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Founder of this Agreement, the Agreement will constitute a legal, valid and binding agreement of the Founder, enforceable against the Founder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.3.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Founder of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Founder, (ii) any agreement, indenture or instrument to which the Founder is a party or (iii) any law, statute, rule or regulation to which the Founder is subject, or (iv) any agreement, order, judgment or decree to which the Founder is subject.

3.3.3 Ownership. Founder is the record and beneficial owner of, and has good and marketable title to, the Founder Shares, free and clear of all liens, security interests, charges, claims, restrictions and other encumbrances, subject to securities laws restrictions. Founder has not granted to any person or entity any options or other rights to buy the Founder Shares. No other person or entity has any interest in the Founder Shares of any nature. The transfer of the Founder Shares to Subscriber pursuant to this Agreement will not give any person a legal right or cause of action against the Founder Shares or Subscriber.

4. Settlement Date and Delivery.

4.1 Closing of Purchase of Securities. The consummation and settlement of the forward purchase contract for the purchase and sale of the Securities hereunder (the “Closing”) shall be held at the same date and immediately prior to the closing of the Business Combination (the date of the Closing being referred to as the “Closing Date”). At the Closing, the Company will issue to the Subscriber the Units, each registered in the name of the Subscriber, against delivery of the Purchase Price in cash via wire transfer to an account specified in writing by the Company no later than [ ] business days prior to the Closing.

4.2 Conditions to Closing of the Company.

The Company’s obligations to sell and issue the Securities at the Closing are subject to the fulfillment of the following conditions:

4.2.1 Representations and Warranties Correct. The representations and warranties made by the Subscriber in Section 3 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date and closing of the IPO, as the case may be, (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

4.2.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to the Closing Date shall have been performed or complied with in all material respects.

4.2.3 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Securities.

4.2.4 Ancillary Agreements. All ancillary agreements to be signed by Subscriber pursuant to hereto, including the Subscription Agreement, the Insider Letter (defined below) and the Escrow Agreement (defined below), shall have been executed by Subscriber.

4.3 Conditions to Closing of the Subscriber.

The Subscriber’s obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

4.3.1 Representations and Warranties Correct. The representations and warranties made by each of the Company and Founder in Section 3 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date and closing of the IPO, as the case may be (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date), with the same force and effect as if they had been made on and as of said date.

4.3.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company and Founder on or prior to the Closing Date shall have been performed or complied with in all material respects.

4.3.3 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Securities.

4.3.4 Subscriber Consent. The Subscriber shall have given irrevocable written consent (in its capacity as a party to this Agreement and not as a director or stockholder), which may be given by e-mail, to the Company confirming its commitment to purchase the Securities (which it may withhold at its sole discretion), which consent shall be withheld or granted no later than five (5) days after receipt of notification that the Board of Directors of the Company will meet to consider entering into a definitive acquisition agreement for the Business Combination.

4.3.5 Registration Rights Agreement. The Company and Subscriber shall have entered into a registration rights agreement (the “Registration Rights Agreement”), as referenced in Section 5.2 and 6.3, in a form customary for transactions of the type contemplated hereby.

4.3.6 IPO Closing. The Company shall have consummated the IPO.

4.3.7 Business Combination. The conditions to the closing of the Business Combination, including the approval of the Company’s stockholders, if applicable, shall have been satisfied or waived.

5. Terms of the Units and Warrants.

5.1 The Warrants included in the Securities will be substantially identical to the warrants to be included in the units offered in the IPO as set forth in the Warrant Agreement to be entered into with Continental Stock Transfer and Trust Company at or prior to the IPO (the “Warrant Agreement”), except that the Warrants: (i) will be non-redeemable so long as they are held by the Subscriber (or any of its permitted transferees), and (ii) are exercisable on a “cashless” basis if held by Subscriber or its permitted transferees.

5.2 The Units and their component parts will be substantially identical to the units to be offered in the IPO except that the Units and component parts are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered in accordance with the Registration Rights Agreement to be signed on or before the date of the Company’s registration statement to be filed in connection with the IPO, as amended at the time it becomes effective (the “Registration Statement”).

6. Restrictions on Transfer.

6.1 Securities Law Restrictions. Subscriber hereby agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Securities or Founder Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Securities or Founder Shares proposed to be transferred shall then be effective or (b) the Company has received an opinion of counsel for the Company that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and under all applicable state securities laws. All certificates representing the Securities and Founder Shares shall have endorsed thereon a legend substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

6.2 Lock up of Founder Shares. Subscriber acknowledges and agrees that the Founder Shares will be held in escrow pursuant to that certain Stock Escrow Agreement to be executed by the Founder and Subscriber in connection with the IPO (the “Escrow Agreement”), the form of which is filed as an exhibit to the Registration Statement. Subscriber acknowledges that the Founder Shares will be subject to restrictions on transfer as set forth in the Escrow Agreement. The Founder Shares shall have endorsed thereon a legend, in addition to the legend set forth above in Section 6.1, substantially as follows to reflect the existence of the Escrow Agreement:

“The sale of the securities represented by this certificate is restricted pursuant to the terms of an Escrow Agreement between the company and the holder, a copy of which is available upon request.”

6.3 Registration Rights. Subscriber acknowledges that the Securities and Founder Shares are being purchased or received, as the case may be, pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or they are registered pursuant to the Registration Rights Agreement.

7. Other Agreements.

7.1 Further Assurances. Each of the Company, Subscriber and Founder agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

7.2 Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (i) in writing and delivered personally or sent by first class registered or certified mail or overnight courier service, (ii) by facsimile and (iii) by electronic mail, in each case to the address, facsimile number or email address as set forth on the signature page hereto. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

7.3 Entire Agreement. This Agreement, together with that certain Insider Letter to be entered into between Subscriber and the Company, substantially in the form to be filed as an exhibit to the Registration Statement (“Insider Letter”), the Escrow Agreement, the Subscription Agreement and Registration Rights Agreement, embodies the entire agreement and understanding between the Subscriber, the Company and Founder with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

7.4 Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

7.5 Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

7.6 Assignment. The rights and obligations under this Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties; provided that Subscriber may assign its rights and obligations to an affiliate without the prior consent of the other parties.

7.7 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

7.8 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

7.9 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

7.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.11 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

7.12 No Broker or Finder. Each of the parties hereto represents and warrants to the others that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the others harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

7.13 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.15 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

7.16 Mutual Drafting. This Agreement is the joint product of the Subscriber, the Company and the Founder and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

8. Indemnification. Each party shall indemnify the others against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

9. Term. The Subscriber’s obligation to acquire the Securities hereunder, and the Company’s obligation to sell the Securities hereunder, shall be in effect until the earlier of (i) the consummation of the Business Combination within the time frame permitted by the Company’s amended and restated certificate of incorporation (the “Charter”), which, as of the date hereof, is expected to be 24 months from the consummation of the IPO, including any extensions beyond such term effected pursuant to the terms of the Charter, and (ii) the liquidation of the Company in the event that the Company is unable to consummate the Business Combination within the time frame permitted by the Charter (including any extensions).

10. Disclosure. The Subscriber hereby acknowledges that (i) the terms of this Agreement will be disclosed in the Registration Statement, (ii) this Agreement will be filed with the Securities and Exchange Commission as an exhibit to the Registration Statement and (iii) the Company will disclose the terms of this Agreement to potential IPO investors and to potential Business Combination targets.

11. Waiver of Claims Against Trust. The Subscriber hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public stockholders upon the closing of the IPO. The Subscriber, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Shares issued as part of the units sold in the IPO (“Public Shares”) held by the Subscriber. The Subscriber hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Public Shares held by the Subscriber. In the event the Subscriber has any Claim against the Company under this Agreement, the Subscriber shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Public Shares held by the Subscriber.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Accepted and agreed this __ day of February, 2018.

OPES ACQUISITION CORP.

By:
Name:
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LION POINT CAPITAL, LP, on behalf of LION POINT MASTER, LP

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Axis Public Ventures S. de R.L. de C.V.

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